UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2009

                   SMITH BARNEY DIVERSIFIED FUTURES FUND L.P.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   New York                            0-26132                    13-3729162
--------------                     ---------------            ------------------
(State or other                    (Commission File            (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                         55 East 59th Street, 10th Floor
                               New York, NY 10022
              (Address and zip code of principal executive offices)


    Registrant's telephone number, including area code: (212) 559-2011
                                                        --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

     Citigroup Managed Futures LLC, the general partner of the Registrant, and the Registrant have entered into a management agreement dated as of June 1, 2009 with SandRidge Capital, LP (the "Advisor"), a Texas limited partnership, pursuant to which the Advisor shall manage the portion of the Registrant's assets allocated to it.

     The Registrant pays the Advisor a monthly management fee equal to 1/6 of 1% (2% per year) of the adjusted month-end net assets allocated to the Advisor. The Advisor also receives a quarterly incentive fee equal to 20% of New Trading Profits (as defined in the attached Management Agreement) earned by the Advisor in each calendar quarter.

     The Management Agreement expires on June 30th of each year and may be renewed by the general partner, in its sole discretion, for additional one-year periods upon notice to the Advisor not less than 30 days prior to the expiration of the previous period.

     The Management Agreement is filed herewith as Exhibit 10.1.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith.

Exhibit 10.1 -   Management Agreement among the Registrant, Citigroup Managed
                 Futures LLC and SandRidge Capital, LP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          SMITH BARNEY DIVERSIFIED FUTURES FUND L.P.

                          By: Citigroup Managed Futures LLC, General Partner



                          By /s/ Jerry Pascucci
                             ------------------------------------------
                              Jerry Pascucci
                              President and Director


                          By /s/ Jennifer Magro
                             ------------------------------------------
                              Jennifer Magro
                              Chief Financial Officer and Director


Date: June 2, 2009